Exhibit 32.1

CERTIFICATION

OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MAM Software Group, Inc. (the “Company”) on Form 10-K for the year ended June 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael G. Jamieson, Chief Executive Officer of MAM Software Group, Inc., certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 28, 2017	By:	/s/ Michael G. Jamieson
Michael G. Jamieson
Chief Executive Officer
(Principal Executive Officer)